UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2003


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


              0-29630                                   98-0359573
     (Commission File Number)           (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code 44 1256 894 000
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          (Former name or former address, if changed since last report)



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Item 5. Other Events

     Shire Pharmaceuticals Group plc ("Shire") is a "foreign private issuer" as defined in the rules of the Securities and Exchange Commission. As a foreign private issuer, Shire is not subject to the proxy solicitation rules under the Securities Exchange Act of 1934 (the "Exchange Act") and will not be filing a proxy statement in respect of its forthcoming annual general shareholder's meeting pursuant to Regulation 14A under the Exchange Act. Shire's Notice of Annual Meeting and Form of Proxy are being filed as exhibits to this report on Form 8-K.

Item 7. Financial Statements and Exhibits

     (c) Exhibits. The following exhibits are filed herewith:

99.1     Notice of Annual General Meeting.

99.2     Form of Proxy.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2003           SHIRE PHARMACEUTICALS GROUP PLC



                              By:  /s/ Angus Charles Russell
                                   -----------------------------------
                                   Name:  Angus Charles Russell
                                   Title:  Group Finance Director


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                                  EXHIBIT INDEX


Number   Description
------   -----------

99.1     Notice of Annual General Meeting.

99.2     Form of Proxy.